EXHIBIT 10.49


                                            Building:      E-12
                                            Section:       4-A
                                            Square Feet:   16,000
                                            Term:          02/15/99 - 12/31/2002
                                            Option:         1 - Three (3) Year

                           FREEPORT CENTER ASSOCIATES
                                CLEARFIELD, UTAH

                                      LEASE

     This Lease made and entered into this 25th day of January 1999, by and between FREEPORT CENTER ASSOCIATES, hereinafter called "Landlord", and GARDENBURGER, INC., hereinafter called "Tenant."

                                   WITNESSETH:

     In consideration of the covenants and agreements of the respective parties herein contained, the parties hereto do hereby agree as follows:

                                DEMISED PREMISES

     Landlord hereby leases to Tenant, and Tenant hires from Landlord the premises described on Exhibit "A" annexed hereto as a part hereof, together with the improvements thereon (hereinafter referred to as the "demised premises" or "premises") for the term and upon the rental and the covenants and agreements of the respective parties herein set forth. Said premises are located in the City of Clearfield, County of Davis, State of Utah.

                                      TERM

     The term of this Lease shall be Forty-Six and One Half Months beginning on the 15th day of February 1999, and ending on the day 21st day of December 2002, both dates inclusive, unless sooner terminated as herein provided.

                          TERMS AND CONDITIONS OF LEASE

     This Lease is made on the following terms and conditions which are expressly covenanted and agreed to by Landlord and Tenant:

     1. RENT: Tenant agrees to pay as rental to Landlord at the office of Landlord, Clearfield, Utah, or at such other place as Landlord may from time to time designate in writing, without any offset or deduction whatsoever, the total sum of One Hundred Forty-Eight Thousand Eight Hundred and No/100 Dollars ($148,800.00) over the term of this Lease in lawful money of the United States in monthly installments as follows:

                  02/15/1999  - 02/28/1999           $1,600
                  03/01/1999  - 12/31/2002           $3,200/Month

Rents are due and payable on the first day of each month (the "Rent"). Any other amounts or expenses payable by Tenant to Landlord under this Lease, including amounts payable under Paragraphs 13 and 24, shall be payable upon the rendition of the Landlord's Statement therefor. If Tenant shall fail to pay the Rent within five (5) days after the first day of the month, or shall fail to pay any other amounts payable by Tenant pursuant to the provisions of this Lease within ten (10) days after the rendition of the Landlord's Statement, Tenant shall pay Landlord interest thereon at the rate of 18% per annum, which interest shall run from either (a) the day when the Rent was due, (b) the date Landlord's Statement for certain increases under Paragraph 13 is sent to Tenant, or (c) for any other amounts or expenses payable by Tenant, the date of Landlord's expenditures. Notwithstanding the foregoing, Landlord shall have all legal remedies available for the enforcement of the payment of Rent and other expenses of Tenant hereunder, including the power to evict for nonpayment of Rent or other expenses of tenant as provided in Paragraph 24.

     2. AUTHORIZED USE: Tenant shall use the premises for the following purpose and for no other purpose whatsoever, without the written consent of the Landlord first had and obtained:

     Storage and distribution of Tenant's products and materials and related activities thereto.

     Tenant shall not cause or permit any hazardous or toxic waste or substance, petroleum product, PCB, dioxin or asbestos (collectively a "Hazardous Substance") to be manufactured, discharged, leaked or emitted on, in or under the premises. Tenant shall not store or use any hazardous substance on the premises without first disclosing such to Landlord and obtaining Landlord's approval, which will not be unreasonably withheld. Landlord may reasonably withhold approval if such storage or use would not be in compliance with all applicable laws and regulations, if Landlord believes in its absolute discretion that such use or storage will create an unreasonable risk to Landlord or other tenants, if Landlord is not assured of Tenant's financial ability to be responsible for any damages and clean-up in the event of a discharge, leak, emission or other mishap involving such Hazardous Substance, or if the presence of the Hazardous Substance will increase Landlord's insurance premiums. Tenant shall not commit any waste on the premises nor permit any noxious odors or loud noises which interfere with other tenants' use of their premises to emanate from the premises.

     3. INCREASING INSURANCE RISK: Tenant will not permit the demised premises to be used for any purpose, other than those noted in Paragraph 2, which would cause an increase in insurance premiums, render the insurance thereon void or cause cancellation thereof. In the event the insurance is canceled solely because of a change in Tenant's use of the premises, Tenant will be liable for any loss or damage to the building occurring before reinstatement or replacement of that insurance.

     4. CONDITION OF THE PREMISES:

     A. Tenant has inspected the demised premises including all equipment which is a part thereof and accepts the premises in the condition they are in as of the date of this Lease subject to Landlord's obligations under this Lease, as hereinafter defined, and the warranties and representations of Landlord set forth in subsection B below and elsewhere in this Lease.

     B. Landlord represents and warrants as follows:

          (i) Landlord has no notice of any liens to be assessed against the premises;

          (ii) Landlord has no knowledge of any violation of any laws relating to the premises;

          (iii) The execution, delivery, and performance of this Lease by Landlord will not result in any breach of, or constitute any default under, or result in the imposition of, any lien or encumbrance on the premises under any agreement or other instrument to which Landlord is a party or by which Landlord or the premises might be bound;

          (iv) There are no legal actions, suites, or other legal or administrative proceedings, including condemnation cases, pending or threatened, against the premises, and Landlord is not aware of any fact that might result in any such action, suit, or other proceeding;

          (v) Landlord knows of no fact or condition of any kind or character whatsoever that adversely affects the intended use of the premises by Tenant;

          (vi) To Landlord's knowledge, without verification, Tenant's intended use of the premises will not violate the applicable zoning classification of the premises, and Landlord does not have any knowledge of any action or proceeding, whether actual, pending, or threatened, relating to zoning or use of the premises; and

          (vii) To Landlord's knowledge, without verification there has been no leak, spill, realease, discharge, emission or disposal of Hazardous Substances on the premises to date; and the premises are free of Hazardous Substances in actionable quantities as of the date of this Lease.

All the foregoing statements are true and correct. Landlord shall indemnify and hold Tenant harmless from and against any and all damage resulting from any material misrepresentation or breach of warranty. If any claim is asserted against Tenant that would give rise to a claim by Tenant against Landlord for indemnification under the provisions of this section, then Tenant shall promptly give written notice to Landlord concerning such claim and Landlord shall, at no expense to Tenant, defend the claim.

     5. COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS: Tenant shall, at Tenant's own expense, comply in its use of the premises with all present and future laws, ordinances, regulations or orders of any federal, state, county, municipal or other public authority affecting the Tenant's use of the premises, including but not limited to, the Occupational Safety and Health Act ("OSHA"), the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Resource Conservation and Recovery Act ("RCRA") the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Americans With Disabilities Act ("ADA"), and any similar laws, ordinances and regulations. Tenant shall promptly correct any non-compliance upon discovery thereof and Landlord hereby consents to any action reasonably taken by Tenant to correct such non-compliance.

     6. CARE OF BUILDING BY TENANT: Tenant agrees to keep the interior of the building and the improvements on the premises inside and outside the building and the grounds in good condition and repair including proper servicing and maintenance of all equipment. The equipment and fixtures to be maintained include without limitation, lighting fixtures, heating and air conditioning equipment, truck dock bumpers, overhead freight doors (including all repairs thereto) and electrical wiring and plumbing systems. Tenant agrees to contract with a qualified heating and air conditioning service company for periodic maintenance and service of HVAC equipment. Such work by Tenant also includes cleaning and painting the interior of the premises as Tenant deems necessary in order to maintain said premises in a clean, attractive and sanitary condition. Tenant shall keep the vehicular parking areas, pedestrian walkways, entranceways and docks reasonably free from icicles, ice and snow and shall keep the ground surrounding the demised premises clean, promptly removing therefrom all trash, rubbish, cartons or other debris. Tenant shall maintain and repair the floors of the premises but shall not be responsible for repairing any damage to the floors that is caused by or results from a structural defect. If the Tenant fails to do any of the foregoing as herein required Landlord may elect to proceed under one or more of its remedies as set forth in Paragraph 24 of this Lease after giving appropriate notice to Tenant.

     7. REPAIR OF BUILDING BY LANDLORD: Landlord agrees for the term of this Lease to maintain in good condition and repair the exterior walls, foundation, roof, gutters and downspouts, abutting sidewalks, and other structural components of the demised premises. Landlord also shall repair any damage to the floors of the premises that is caused by or results from a structural defect. Landlord shall not, however, be obligated to make any such repairs until written notice of the need of repair shall have been given to the Landlord by the Tenant. After such notice is so given, Landlord shall promptly make such repairs.

     8. INSTALLATION, ALTERATIONS AND REMOVALS: It is expressly agreed and understood that the Tenant will make no alterations, additions or betterments to, or installations ("alterations") upon the leased premises without the prior written approval of the Landlord which approval shall not be unreasonably withheld. Such alterations, if approved, shall be made at Tenant's expense. All such alterations shall become a part of the premises and may not be removed by Tenant at termination of this Lease unless Landlord gives written notice to Tenant to remove all or some part of such alterations, in which event Tenant shall remove such alterations upon termination.

     Tenant shall cause drawings and specifications to be prepared for, and shall cause to be performed, the construction of the alterations or additions in accordance with all applicable laws, ordinances and regulations of all duly constituted authorities, including, with limitation, Title III of the Americans with Disabilities Act of 1990, all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same are in effect on the date hereof and may be hereafter modified, amended or supplemented ("Applicable Laws"). Notwithstanding Landlord's review of such drawings and specifications, and whether or not Landlord approves or disapproves such drawings and specifications, Tenant and not Landlord shall be responsible for compliance of such drawings and specifications for additions or alterations with all applicable laws.

     9. ERECTION AND REMOVAL OF SIGNS: Subject to the restrictions of this Paragraph, Tenant may place suitable signs on the leased premises for the purpose of indicating the nature of the business carried on by the Tenant in said premises. Such signs shall be approved by the Landlord in writing prior to their erection, which approval shall not be unreasonably withheld, and shall not damage the leased premises in any manner. Tenant shall remove all signs prior to the expiration of the term.

     10. GLASS: Tenant agrees to immediately replace all glass broken or damaged during the term of this Lease with glass of the same quality as that broken or damaged.

     11. RIGHT OF ENTRY BY LANDLORD: The Tenant at any time during the term of this Lease shall permit inspection including environmental sampling or testing of the demised premises during reasonable business hours by the Land-lord's agents or representatives for the purpose of ascertaining the condition of the demised premises and compliance with governmental laws and regulations, and in order that the Landlord may make such repairs as may be required to be made by the Landlord under the terms of this Lease. Sixty (60) days prior to the expiration of this Lease, Landlord may post suitable notices on the demised premises that the same are "To Let" and may show the premises to prospective tenants at reasonable times. Landlord shall not, however, thereby unnecessarily interfere with the use of demised premises by the Tenant.

     12. PAYMENT OF UTILITIES: Tenant shall pay all charges for water, sewer, natural gas, electricity, telephone and other public utilities used on the premises.

     13. PAYMENT OF CERTAIN INCREASES IN PROPERTY TAXES AND INSURANCE:

     A. Tenant shall further pay to Landlord any amount by which the real property taxes on the premises (Building E-12, Section 4-A - 16,000 Square Feet) for any year during the term of this Lease commencing with the calendar year 1999, exceed those for 1998 (the "base year"). Taxes for the base year on the premises (land and improvements, which is proportionately allocated among the several premises contained within each tax parcel) are calculated as follows:

----------------------------------------------------------------------------
    0.704          Acres          x       18,868.00            =   13,283.07
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Demised Premise Fair Market Value                              =   38,112.00
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                                                                   51,395.07
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                                                    Tax Rate   =    0.012746
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Base Year Taxes Due on Demised Premises                        =      655.08

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     The same method of calculation shall be used for each subsequent year, including adjustments for alterations and new improvements made to the premises.

     Landlord will provide Tenant each year with a complete computation of the taxes for the demised premises and within thirty (30) days thereafter Tenant will pay Landlord the increase in taxes over the base year taxes.

     Real property taxes include all assessments and other governmental levies, ordinary and extraordinary, foreseen and unforeseen, which are assessed or imposed upon the premises or become payable during the term of this Lease. With respect to any assessment or governmental levy for improvements that may be paid in installments, Landlord shall elect to pay such assessment or levy in installments and shall pay the installments that become due and payable after the term of this Lease expires, and Tenant shall pay all such installments that become due and payable at any time during the term of this Lease. Landlord warrants that as of the date this Lease is executed there are no special assessments taxed or imposed against the premises, and that Landlord has no knowledge of any planned, proposed, or impending assessments against the premises.

     All amounts payable by Tenant under the provisions of this Paragraph shall be prorated during the first and last years of this Lease on the basis of a 360-day year, 30-days allocated to each month.

     Tenant shall also have the right at its own cost and expense, and for its sole benefit, to initiate and prosecute any proceedings permitted by law for the purpose of obtaining an abatement of or otherwise contesting the validity or amount of taxes assessed to or levied upon the demised premises and requested to be paid by Tenant and to defend any claims for lien that may be asserted against Landlord's estate, and, if required by law, Tenant may take such action in the name of the Landlord who shall cooperate with Tenant to such extent as Tenant may reasonable require, to the end that such proceedings may be brought to a successful conclusion; provided, however, that Tenant shall fully indemnify and save Landlord harmless for all loss, cost, damage and expense incurred by or to be incurred or suffered by Landlord in the premises arising out of such tax protest.

     B. Tenant shall also pay to Landlord any amount by which the property insurance premiums allocable to the demised premises for any year during the term of this Lease exceed the annual premium of $155.06 presently paid by Landlord for the demised premises prior to Tenant's occupancy. In determining whether increased premiums are allocable to the demised premises, any schedules or rating procedures, as well as general rate increases, as determined by the organization issuing the insur-ance shall be conclusive evidence of the several items and charges which make up the insurance rates and premiums on the demised premises. Landlord will provide Tenant with a complete computation of any premium increase on the demised premises and within thirty (30) days thereafter Tenant will pay Landlord the insurance premium increase as set forth in the computation in Exhibit D.

     C. If this Lease is terminated at other than the end of a calendar year, all amounts payable by Tenant to Landlord under the provisions of this Paragraph 13 shall be prorated on the basis of a 360-day year, 30 days allocated to each month.

     14. ASSIGNMENT AND SUBLETTING: Tenant shall not transfer or assign this Lease or any interest therein nor sublet or otherwise make available ("transfer") to any third party any part of the demised premises without first notifying Landlord in writing and receiving the written consent of Landlord to such transfer, which consent will not be unreasonably withheld, delayed, or qualified. The written notice to Landlord shall describe the area to be transferred and the rent and other consideration receivable for such transfer. A transfer by Tenant without the written consent of Landlord first received shall permit Landlord to terminate this Lease pursuant to Paragraph 24.

     No transfer consented to by Landlord shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as principal as though no transfer had been made. It is agreed that a transfer by corporate merger or to an affiliated corpor-ation shall not be subject to the provisions of this Paragraph 14 so long as the transferee has a net worth equal to or in excess of the net worth of Tenant.

     15. DAMAGE OR DESTRUCTION:

     A. If the demised premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the demised premises without expense to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's control. If such damage or destruction shall render the premises untenable in whole or in part, the rent shall be abated wholly or proportionately as the case may be until the damage shall be repaired and the premises restored. If the damage or destruction shall be so extensive as to require the substantial rebuilding (i.e., expenditure of twenty-five (25%) percent or more of replacement costs) of any one building included in the demised premises, or if the leased premises cannot reasonably be rebuilt or repaired within one hundred twenty (120) days from the date of such damage, or if the damage occurs within the last twelve (12) months of the term of this Lease, either party may elect to terminate this Lease by written notice to the other within thirty (30) days after the occurrence of such damage or destruction.

     B. Neither Landlord nor Tenant shall be liable to the other (or to the other's successors or assigns) for any loss or damage caused by fire or any of the risks enumerated in a standard fire insurance policy with an extended coverage endorsement, and in the event of insured loss, neither party's insurance company shall have a subrogated claim against the other. All such claims for any and all loss, however caused, are hereby waived. Such absence of liability shall exist whether or not the damage or destruction is caused by the negligence of Landlord or Tenant or by any of their respective agents, servants, employees, or sublessees.

     16. AUTOMATIC SPRINKLER SYSTEM: Landlord agrees to maintain the Automatic Sprinkler System to conform with the requirements of the Utah Fire Rating Bureau for grading the building as an Automatic Sprinklered Building. Tenant agrees to repair any damage to this system arising out of its occupancy, ordinary wear and tear excepted, and to hold Landlord free and harmless from damage to or destruction of any and all property resulting from leakage of said Automatic Sprinkler System, during the term of this Lease or any extension thereof, or any holdover occupancy.

     17. INDEMNIFICATIONS:

     A. Tenant shall indemnify Landlord and Landlord's partners, employees, and agents against and hold harmless and defend them from all claims, costs, damages, demands, expenses, fines, judgments, liabilities, and losses (including reasonable attorney fees, paralegal fees, expert witness fees, consultant fees, and other costs of defense) arising out of or related to any activity of Tenant or its contractors, agents, employees, invitees, or licensees on the premises or any condition of the premises in the possession or under the control of Tenant except to the extent caused by Landlord's negligence or willful misconduct.

     B. Landlord shall indemnify Tenant and Tenant's directors, officers, employees, and agents against and hold harmless and defend them from all claims, costs, damages, demands, expenses, fines, judgments, liabilities, and losses (including reasonable attorney fees, paralegal fees, expert witness fees, consultant fees, and other costs of defense) arising out of or related to any negligence or willful misconduct of Landlord, or the contractors, agents, employees, invitees, or licensees of Landlord, in or about the premises either prior to or during the term of this Lease.

     18. INSURANCE: Tenant agrees to carry adequate Workmen's Compensation Insurance to comply with the legal requirements of the State of Utah. Tenant agrees to carry adequate or appropriate Commercial General Liability insurance insuring against all liability exposure to third parties arising out of Tenant's operations or use of the premises, in a company or companies authorized to issue insurance in Utah, and to furnish to the Landlord Certificates of such insurance which include a thirty (30) day notice to the Landlord prior to any cancellation or reduction thereof by the company or companies.

     19. SURRENDER OF PREMISES: Tenant agrees to surrender up the demised premises at the expiration, or sooner termination of this Lease, or any extension thereof, in the same condition, as when said premises were delivered to the Tenant, or as altered, pursuant to the provisions of this Lease, ordinary wear, tear and damage by the elements excepted. Tenant shall also remove all of its personal property from the demised premises not later than the time of termination. Tenant specifically covenants that upon termination the premises will be free of any hazardous waste material that Tenant brought into the premises.

     20. HOLDOVER: Should Tenant holdover the demised premises or any part thereof after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute a tenancy from month-to-month only, and Tenant shall pay a sum equal to one and one-half (1-1/2) times the monthly rental provided herein, payable monthly in advance, but otherwise on the same terms and conditions as herein provided, except as to any provisions hereof relating to renewals or extensions.

     21. QUIET ENJOYMENT: If and so long as the Tenant pays the rents reserved by this Lease and performs and observes all the covenants and provisions hereof the Landlord will, throughout the term of this Lease, warrant and defend the Tenant in the enjoyment and peaceful possession of the demised premises against all parties claiming a title to the premises superior to Landlord's and against all parties claiming by through or under Landlord.

     22. WAIVER OF COVENANTS: It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance and shall not be deemed to waive any other breaches of such covenant or any provision herein contained; nor shall waiver of any breach by another tenant be deemed to waive any breach by Tenant.

     23. DEFAULT PROVISIONS:

     A. The following events shall be considered events of default by Tenant:

          (i) Failure to pay any rent or other sums payable under this Lease or any part thereof, within ten (10) days of the date when due, provided that the failure to pay rent when due four times in any twelve month period shall be an event of default; or

          (ii) Tenant's failure to perform or comply with any of the covenants, agreements, terms or provisions contained in this Lease for which it is responsible, when such failure shall have continued for a period of thirty
     (30) days after written notice thereof from Landlord to Tenant, except that in connection with a default not susceptible of being cured with due diligence within thirty days, the time within which Tenant shall cure the same shall be extended for such time as may be necessary to cure the same with all due diligence, provided Tenant commences within 7 days of the date of receipt of such notice to cure the same and proceeds diligently to affect such cure; or

          (iii) Abandoning or vacating the leased premises or if Tenant shall be dispossessed therefrom by or under any authority other than Landlord.

     B. Upon the occurrence of any such events of default, Landlord shall have the right to pursue any one or more of the following remedies:

          (i) Make performance for Tenant of any covenant or condition which Tenant is in default of and for the purpose advance such amounts as may be necessary. Any amounts so advanced or any expense incurred by Landlord by reason of the failure of Tenant to comply with any covenant, agreement, obligation or provision of this Lease or in defending any action to which Landlord may be subjected by reason of any such failure shall be due and payable to Landlord on demand, and interest shall accrue thereon from the date of expenditure at the rate of 18% per annum.

          (ii) Terminate this Lease and end the term hereof by giving to Tenant written notice of such termination, in which event Landlord shall be entitled to recover from Tenant the amount of rent and other amounts then due in this Lease and damages and attorney's fees; or

          (iii) Without retaking possession of the premises or terminating this Lease, to sue monthly for and recover all rents, other required payments due under this Lease, and other sums, including damages and legal fees, at any time and from time to time accruing hereunder; or

          (iv) Upon notice to all interested parties, re-enter and take possession of the premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either (with use of reasonable force) without liability for trespass and without prejudice to any remedies for arrears of Rent and the Rent for the balance of the term of this Lease. Landlord may relet the premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable with the right to make alterations and repairs to the premises. Such re-entry or taking of possession of the premises by Landlord shall not be construed as an election on Landlord's part to terminate this Lease unless a written notice of termination be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. In the event of Landlord's election to proceed under this subparagraph, then such repossession shall not relieve Tenant of its obligations and liabilities under this Lease, all of which shall survive such repossession, and Landlord shall be entitled to recover the following amounts as damages:

               (a) The loss of rental from the date of default until the date on which a new tenant is, or with the exercise of reasonable efforts could have been, secured and paying rent (the "New Tenant Date").

               (b) The reasonable costs of reentry and reletting including without limitation the cost of any cleanup, refurbishing, removal of Tenant's property and fixtures, or any other expense occasioned by Tenant's default including but not limited to, any remodeling or repair costs, attorney fees, court costs, and broker commissions.

               (c) The difference between the Rent reserved in this Lease for the balance of the Lease term after the New Tenant Date and the fair rental value of the premises for the same period, both discounted as of the New Tenant Date at a rate equal to the prime loan rate of major Utah banks in effect at the time of the award.

          (v) Use of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided for herein. Failure by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default, or of any other violation or breach of any of the terms, provisions and covenants herein contained.

     24. BANKRUPTCY OR INSOLVENCY:

     A. No election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or chapter 11, shall be effective unless all defaults under this Lease have been cured and Landlord has received adequate assurance that it will be compensated for any actual pecuniary loss incurred by Landlord arising from the default of Tenant.

     B. When, pursuant to the Bankruptcy Code, Tenant's trustee or the debtor-in-possession shall be obliged to pay reasonable use and occupancy charges for the use of the premises, such charges shall not be less than the Rent payable by Tenant under this Lease.

     25. ATTORNEY'S FEES: In the event either party shall sue or bring an action or proceeding in connection with any controversy arising out of this Lease, the prevailing party shall be entitled to recover from the losing party the reasonable costs and reasonable attorney fees incurred by the prevailing party prior to and at trial and on any appeal.

     26. FAILURE TO PERFORM COVENANT: Except for Tenant's obligation to pay Rent and to pay other monies including maintenance of insurance, any failure on the part of either party to perform any obligation hereunder, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout or governmental restriction to the extent and for the period that such continues.

     27. RIGHTS OF SUCCESSORS AND ASSIGNS: The covenants and agreements contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successors in interest and legal representatives.

     28. TIME: Time is of the essence of this Lease and every term, covenant and condition herein contained.

     29. LIENS: Tenant agrees not to permit any lien for monies owing by Tenant to remain against the premises for a period of more than thirty (30) days following discovery of the same by Tenant; provided, however, that nothing herein contained shall prevent Tenant, in good faith and for good cause, from contesting in the courts the claim or claims of any person, firm or corporation growing out of Tenant's operation of the demised premises or costs of improvements by Tenant on the said premises, and the postponement of payment of such claim or claims, until such contest shall finally be decided by the courts, shall not be a violation of this Lease or any covenant hereof. Should any such lien be filed and not released or discharged or action not commenced to declare the same invalid within thirty (30) days after discovery of same by Tenant, Landlord may at Landlord's option (but without any obligation so to do) pay or discharge such lien and may likewise pay and discharge any taxes, or other charges against the premises which Tenant is obligated hereunder to pay and which may or might become a lien on said premises. Tenant agrees to repay any sums so paid by the Landlord upon demand therefor, together with interest at the rate of eighteen (18%) percent per annum from the date any such payment is made.

     30. LIMITATION OF LANDLORD'S LIABILITY: The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners of Landlord and Tenant shall look solely to the real property known as the Freeport Center and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners of Landlord or any of their personal assets for such satisfaction.

     31. EMINENT DOMAIN:

     A. In the event any power of eminent domain shall ever be used by any government authority, federal, state, county or municipal, or by any other party vested by law with such power, for the taking of the premises or any substantial portion thereof, or if such taking shall materially prevent the use and enjoyment of the premises by Tenant for the purposes set forth herein, Tenant shall have the right thereupon to terminate this Lease by giving written notice to Landlord. Rent shall abate from the date of such taking, and any prepaid Rent and other charges for any period beyond such date shall be returned to Tenant.

     B. In the event of the taking of a substantial portion less than the whole of the premises, Tenant may elect, in lieu of exercising its right of termination, to continue in possession, under the terms of this Lease, of the portion of the premises not so taken, and the Rent hereunder shall be abated by such proportion as the number of square feet of area taken bears to the total number of square feet of area included in the premises. In such event, if any portion of any building or buildings comprising the premises shall have been taken, Landlord shall restore such building or buildings by repairing and enclosing the same to the extent necessary and possible to provide an integral and complete building suitable for the purposes set forth in Paragraph 3 of this Lease, giving effect to the reduced size of the premises. During the restoration period, Rent and other charges shall abate for the period during which the premises are not suitable for Tenant's business needs.

     C. In the event of a taking that does not affect a substantial portion of the premises or materially prevent the use and enjoyment of the premises of Tenant for the purposes set forth herein, this Lease shall not terminate but Landlord shall, at its sole cost and expense, with due diligence, restore the premises as speedily as practical to its condition before the taking including without limitation any tenant improvements constructed by Landlord. During the restoration period, the Rent and other charges shall abate for the period during which the premises are not suitable for Tenant's business needs. The Rent and other charges shall abate proportionately based upon the portion of the premises that are not suitable for Tenant's business needs.

     D. Any award or compensation for damages, whether resulting by judgment or verdict after trial or by agreement under threat of condemnation, applying to the leasehold interest created hereby, shall be paid to Landlord, and Tenant hereby authorizes Landlord as attorney-in-fact of Tenant to enter into any agreement or compromise, execute any instrument of transfer or assignment or otherwise, and do any other acts in connection with such leasehold interest and such eminent domain proceedings as Landlord, in its discretion, shall determine; provided, however, Landlord shall hold the proceeds of any such compensation, award or settlement (other than severance damages which may be awarded to Landlord by reason of the severance of the premises or a portion thereof from other lands owned by Landlord) in trust for the benefit of Landlord, Tenant any mortgagee as their interests may appear.

     E. When Tenant claims an interest in any such proceeds, Tenant's leasehold interest for purposes of measuring Tenant's interest in such proceeds shall be deemed limited to the remainder of the term of this Lease then in effect, and no future right of extension or renewal at Tenant's option shall be construed to enlarge Tenant's leasehold interest for such purposes.

     32. SUBORDINATION OF LEASE TO MORTGAGES ON THE DEMISED PREMISES: This Lease shall be subject and subordinate to any mortgage (or trust deed) now existing or hereafter placed on the demised premises given to secure a loan made by a lender to Landlord, and to any renewals, replacements, extensions or consolidations thereof, which shall contain a provision that, so long as Tenant shall not be in default in the performance of its obligations under this Lease in such manner and after such notice as would entitle Landlord to terminate this Lease, the holder of such mortgage or trust deed shall not disturb the possession of Tenant or terminate this Lease. Landlord shall obtain and deliver to Tenant from any future mortgagee or trust deed beneficiary a written subordination and nondisturbance agreement in recordable form providing that so long as Tenant performs all of the terms, covenants and conditions of this Lease and agrees to attorn to the mortgagee or beneficiary of the deed of trust, Tenant's rights under this Lease shall not be disturbed and shall remain in full force and effect for the term of this Lease and Tenant shall not be joined by the holder of any mortgage or deed of trust in any action or proceeding to foreclose thereunder. Landlord represents and warrants that, as of the date hereof, the only mortgage or trust deed existing against the premises is a deed of trust in the original principal amount of $30,750,000 in favor of Northwestern Mutual Life Insurance Company.

     33. REPRESENTATIONS: Tenant acknowledges that the Landlord has made no agreement or promise concerning the alteration, improvement, adaptation or repair of any part of the premises which has not been set forth herein, and that this Lease contains all the agreements made and entered into between the Tenant and the Landlord.

     34. LIGHTS ON EXTERIOR OF BUILDING: Tenant shall burn the lights affixed to the exterior of any building it occupies from one (1) hour after sunset to one
(1) hour before sunrise nightly.

     35. OUTSIDE STORAGE: Tenant shall not store any personal property outside the building on the premises except for self-propelled vehicles, containers used for trash and garbage collection and disposal, and items required to support the premises' utility systems. Other items may be stored only with Landlord's consent, which will not be unreasonable withheld or delayed.

     36. SECURITY DEPOSIT:

          Delete

     37. GARBAGE COLLECTION: Cost of garbage collection shall be borne by Tenant. Arrangement for such service shall be made by Tenant, subject to approval of Landlord which approval shall not be unreasonably withheld, delayed, or qualified.

     38. RULES AND REGULATIONS: Landlord has found it necessary to post vehicular traffic control signs on streets and may from time to time impose certain traffic and parking rules and regulations at Freeport Center. Tenant agrees to comply with, and use reasonable efforts to cause its employees and other personnel, to comply with such posted signs and rules and regulations, and Tenant shall be responsible for causing its employees to park in designated areas and to operate their motor vehicles within posted speed limits and in accordance with other traffic signs.

     39. CONSTRUCTION OF LEASE: Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires. Interpretation, construction and performance of this Lease shall be governed by the laws of Utah.

     40. PARAGRAPH HEADINGS: The paragraph headings as to the contents of particular paragraphs herein are inserted only for convenience and are in no way to be construed as part of such paragraph or as a limitation on the scope of the particular paragraph to which they refer.

     41. NOTICES: Any notice required or permitted to be given hereunder shall be deemed sufficient if given by communication in writing by hand-delivery, express over-night mail, by public or private carrier, postage prepaid and certified, and addressed as follows:

     If to the Landlord, at the following address:

                           FREEPORT CENTER ASSOCIATES
                        P.O. BOX 160466 - FREEPORT CENTER
                              CLEARFIELD, UT 84016

     If to the Tenant, at the following address:

                               GARDENBURGER, INC.
                    1411 S.W. MORRISON STREET - FOURTH FLOOR
                               PORTLAND, OR 97205


     42. OPTION: Provided that Tenant is not in default of the terms of this Lease at the time of notification or the effective date of the extended term of this Lease, Tenant shall have the right to renew and extend the term of this Lease for one successive three-year period, which right shall be exercised by Tenant delivering to Landlord written notice of its exercise of such option to renew at least ninety (90) days prior to the expiration of the Lease. Such renewed and extended term shall be subject to the conditions set forth in this Lease except the rent shall be as set forth below:

         01/01/2003  - 12/31/2005           $ 3,500/Month


     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.

TENANT:                                     LANDLORD:

GARDENBURGER, INC.                          FREEPORT CENTER ASSOCIATES


By  /s/James W. Linford                     By  /s/Gordon Olch
    ----------------------------------          --------------------------------
Its V.P. Operations                         Its Partner

                                   Exhibit "A"

                                    PREMISES



     16,000 square feet of floor space, more or less, in Building Number E-12,
Section 4-A together with the underlying and immediately adjacent land and such use of the surrounding walls and roof as may be necessary for use of the space for the purposes herein set out, such land and building being more completely delineated on a map entitled "General Plan", Revised attached hereto as Exhibit "B" and made a part hereof, and the location of such floor space within such building being more completely delineated on a drawing entitled Building E-12, attached hereto as Exhibit "C" and made a part hereof.

     Together with the necessary rights of ingress and egress and the right to use in common with other tenants of Freeport Center, all of the roadways serving the above described buildings to the extent necessary to enable the Tenant to utilize the property for the purposes herein set forth.
















                                   Exhibit "A"

                                   Exhibit B


                         [Map of Demised Premises]
















                                  Exhibit "B"

                                  Exhibit "C"


                         [Floor Plan of Building E-12]











                                  Exhibit "C"

                                    Exhibit D


================================================================================

                         PROPERTY INSURANCE CALCULATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
100% Insurance Values              07/01/1998 - 06/30/1999             73,902.00
--------------------------------------------------------------------------------
100% Insurance Values Insurance                                   160,472,060.00
--------------------------------------------------------------------------------
                  Insurance Cost Attributable to Building E-12
--------------------------------------------------------------------------------
                  Total Premium                     E-12 Premium
                  -------------         =           -------------
                  Total Value                       E-12 Value
                  -----------------------------------------------
                     73,902                               X
                  -------------         =           -------------
                   160,472,060                        2,520,000
                  -----------------------------------------------
                        X =            1163         Annual Premium
--------------------------------------------------------------------------------
Building E-12 (16,000/120,000 Square Feet)                               $155.06
--------------------------------------------------------------------------------





================================================================================


                                  Exhibit "D"